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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 28, 2002
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                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


               1-31330                                   98-0355628
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      (Commission File Number)              (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                     77002
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(Address of Principal Executive Offices)                 (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

On October 28, 2002, Cooper Industries, Ltd. (the "Company") announced that its Cooper Industries, Inc. subsidiary has issued $275 million of senior unsecured notes due 2009. The notes have a coupon of 5.50 percent. Proceeds from the financing will be used to repay maturing long-term and short-term debt. In conjunction therewith, the Company issued the press release attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         Exhibits

         1. Underwriting Agreement dated as of October 23, 2002 among the Company, Cooper Industries, Inc., Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters described under the agreement.

         4.1 Third Supplemental Indenture dated as of October 28, 2002 among the Company, Cooper Industries, Inc. and JPMorgan Chase Bank, as Trustee.

         4.2   Form of Cooper Industries, Inc. 5.50% Senior Note Due 2009.

         99.1 Company press release dated October 28, 2002 titled "Cooper Industries Completes $275 Million Offering of Seven-Year Notes"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COOPER INDUSTRIES, LTD.
                                                (Registrant)



Date:    October 31, 2002                       /s/ Terrance V. Helz
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                                                 Terrance V. Helz
                                                 Associate General Counsel
                                                   and Secretary







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                                  EXHIBIT INDEX


   Exhibits
   --------

     1. Underwriting Agreement dated as of October 23, 2002 among the Company, Cooper Industries, Inc., Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters described under the agreement.

     4.1 Third Supplemental Indenture dated as of October 28, 2002 among the Company, Cooper Industries, Inc. and JPMorgan Chase Bank, as Trustee.

     4.2    Form of Cooper Industries, Inc. 5.50% Senior Note Due 2009.

     99.2 Company press release dated October 28, 2002 titled "Cooper Industries Completes $275 Million Offering of Seven-Year Notes"